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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Bitstream, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BITSTREAM INC.

215 FIRST STREET
CAMBRIDGE, MASSACHUSETTS 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 21, 2002, 10:00 a.m.

        NOTICE IS HEREBY GIVEN to the stockholders of BITSTREAM INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Boston Marriott Cambridge, Two Cambridge Center, Corner of Broadway and Third Street, Cambridge, Massachusetts 02142 at 10:00 a.m., Eastern Daylight Time, on May 21, 2002 for the following purposes:

          1.    To elect a board of five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified; and

          2.    To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

        Only stockholders of record at the close of business on April 8, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed.

        A copy of the Company's Annual Report for the year ended December 31, 2001 accompanies this notice.

                      By Order of the Board of Directors,

                      CHARLES YING
                      Chairman of the Board

April 19, 2002

RETURN OF PROXIES

        A proxy and self-addressed envelope are enclosed for your use. Whether or not you plan to attend the Meeting, the Board of Directors of the Company requests that you execute and return your proxy in the enclosed envelope in order to secure a quorum, to avoid the expense of additional proxy solicitation and to ensure that your shares will be represented at the Meeting. Your cooperation is greatly appreciated.

Bitstream Inc.
215 First Street
Cambridge, Massachusetts 02142

PROXY STATEMENT

        The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of Bitstream Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Boston Marriott Cambridge, Two Cambridge Center, Corner of Broadway and Third Street, Cambridge, Massachusetts 02142 on May 21, 2002, at 10:00 a.m., Eastern Daylight Time and at any adjournment or adjournments thereof. Any stockholder giving a Proxy has the power to revoke it at any time before it is voted by executing another Proxy bearing a later date or by giving written notice of revocation to the Company addressed to the Secretary prior to the Meeting or by oral or written notice at the Meeting or by voting in person by ballot at the Meeting. A stockholder's attendance at the Meeting will not by itself revoke a Proxy.

        The mailing address of the Company's principal executive office is 215 First Street, Cambridge, Massachusetts 02142, Telephone No. (617) 497-6222. The approximate date on which this proxy statement (the "Proxy Statement") and form of Proxy are first being sent or given to stockholders is on or about April 19, 2002.

SOLICITATION OF PROXIES

        The persons named as proxies are Charles Ying, Chairman of the Board and Chief Executive Officer of the Company, and Anna M. Chagnon, President, Chief Financial Officer, Chief Operating Officer and Secretary of the Company. The stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder executing the same. In the absence of specification, the shares of stock will be voted FOR the election of each of the five persons nominated by the Board to serve as directors and in the discretion of the proxies on other business which may properly come before the Meeting. The cost of preparing, assembling and mailing the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares of stock and will reimburse them for their reasonable expenses in forwarding the proxy material.

SHARES OUTSTANDING AND VOTING RIGHTS

        Only holders of shares of Class A Common Stock, $0.01 par value ("Class A Shares" or "Class A Common Stock"), of record at the close of business on April 8, 2002 (the "Record Date") are entitled to vote at the Meeting, or any adjournment thereof. On the Record Date, there were issued and outstanding 8,432,959 Class A Shares of which 125,809 were designated as treasury shares. Each Class A Share is entitled to one vote on all matters to be voted upon. The presence in person or by properly executed Proxy of the holders of a majority of the issued and outstanding shares of Class A Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Directors are elected by a majority of the votes present in person or by proxy at the Meeting and voting on such proposal. The affirmative vote of a majority of the votes present in person or by proxy at the Meeting is required for the approval of any other business which may properly be brought before the Meeting or any adjournment thereof.

        Stockholders of the Company vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted only for purposes of determining whether a quorum is present at the Meeting.

        The stock transfer books of the Company will not be closed. Stockholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Five directors of the Company are to be elected to serve until the next annual meeting of stockholders of the Company or until the election and qualification of their respective successors. Each of the nominees named below currently serves as a director of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a director, but in the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Class A Common Stock beneficially owned by each nominee, see "Principal and Management Stockholders."

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

NOMINEES FOR DIRECTORS

        The Company's directors and their ages as of April 8, 2002 are as follows:

NAME	AGE	POSITION WITH THE COMPANY
Charles Ying(1)	55	Chairman of the Board, Chief Executive Officer and Director
George B. Beitzel(2)(3)	73	Director
Amos Kaminski(1)(2)(3)	72	Director
Michael Lang(3)	50	Director
David G. Lubrano(1)(2)(3)	71	Director

(1)
Member of the Executive Committee.
(2)
Member of the Audit Committee.
(3)
Member of the Compensation Committee.

        Charles Ying has been Chief Executive Officer of the Company since May 1997 and Chairman of the Board since April 1997. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing. Mr. Ying also serves as a member of the Board of Directors of NodeWarrior Networks Inc., an Internet Service Provider located in Los Angeles, California. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from the Massachusetts Institute of Technology.

        George B. Beitzel has been a director of the Company since April 1989. Mr. Beitzel retired in 1987 from International Business Machines Corporation where he had been a Senior Vice President and a director. Mr. Beitzel currently serves on the Board of Directors of: Deutsche Bank, Computer Task Group, Inc., Actuate, Inc. and Gevity HR.

        Amos Kaminski has been a director of the Company since 1985 and was Chairman of the Board from 1991 through 1996. Mr. Kaminski founded Interfid Ltd., a private investment advisory firm, in 1984 and has served as its President and on its Board of Directors since its formation. Mr. Kaminski is also the founder, President and Chairman of the Board of Directors of AFA Asset Services, Inc., a private real estate asset management company, and Chairman of the Board of Directors of Interfid Capital, Inc., an investment management company.

        Michael Lang has been a director of the Company since July of 2001. Mr. Lang co-founded MetaMatrix, Inc. in 1998, a leading provider of infrastructure software for integrating and managing information across the enterprise, and is currently responsible for defining and leading their sales and development strategies as Executive Vice President, Sales. Prior to joining MetaMatrix, he was President of Symmetrical Technologies, a wholly owned subsidiary of Network Imaging from 1993 to 1995. Symmetrical Technologies is the inventor and manufacturer of network ready, proprietary optical storage devices. From 1990 to 1993, Mr. Lang had been founder and President of NSI Corporation, an integrator and software developer. In 1993, Network Imaging Corporation (NASDAQ: IMGX) acquired the company to gain access to NSI's unique document imaging and management system. Mr. Lang has also held positions as Senior Vice President, Global Equities Marketing for Reuters from 1989 to 1990; Senior Vice President, Sales and Marketing for Bridge Information Systems Inc. from 1983 to 1989; and Manager, Options and Futures Department for Alex. Brown & Sons from 1979 to 1983. Mr. Lang holds a B.S. in Chemistry from Washington College.

        David G. Lubrano has been a director of the Company since 1987. Mr. Lubrano retired in 1985 from Apollo Computer Inc., a corporation engaged in manufacturing workstations, which he co-founded and where he had been a Senior Vice President of Finance and Administration, Chief Financial Officer and a director.

        The Company's By-laws provide that the Board will be elected at the annual meeting of the stockholders, or at a special meeting of the stockholders in lieu thereof, and that all directors shall hold office until the next annual meeting of stockholders, or next special meeting of the stockholders in lieu thereof, or until their successors are chosen and qualified.

        There are no family relationships among any of the executive officers or directors of the Company.

Board Committees and Meetings of the Board

        The Board has a standing Audit Committee, a Compensation Committee and an Executive Committee. The Board does not have a nominating committee. The Audit Committee reviews the Company's accounting practices, internal accounting controls and financial results and oversees the engagement of the Company's independent auditors. The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other employees of the Company. The Compensation Committee also administers the Company's benefit plans and administers the issuance of stock options and other awards under the 1994, 1996, 1997 and 2000 Stock Plans of the Company to all employees and directors of the Company, including the members of such committee. The Executive Committee oversees the management of the business and affairs of the Company, including mergers and acquisitions, corporate governance and nominations, and evaluation of strategic business opportunities. In the year ended December 31, 2001, Messrs. Beitzel, Kaminski and Lubrano served on the Audit Committee, Messrs. Beitzel, Kaminski, Lang and Lubrano served on the Compensation Committee, and Messrs. Ying, Kaminski and Lubrano served on the Executive Committee. Mr. Lubrano serves as the Chairman of the Audit Committee, Mr. Beitzel serves as the Chairman of the Compensation Committee and Mr. Kaminski serves as the Chairman of the Executive Committee.

        During the year ended December 31, 2001, the full Board met four times, the Audit Committee met three times and the Compensation Committee met four times. The Executive Committee did not meet during the year ended December 31, 2001. All incumbent directors attended at least 75% of the aggregate number of the meetings of the Board and the Committees.

Director Compensation

        For the year ended December 31, 2001, each director who was not an employee of the Company received $15,000.00 in cash compensation for service as a director of the Company.

        On February 5, 2002, the Board awarded non-qualified stock options ("NQSOs") to purchase 20,000 Class A Shares to each of Messrs. Beitzel, Kaminski, Lang and Lubrano, pursuant to the 1997 Stock Plan for Messrs. Beitzel, Kaminski and Lubrano and pursuant to the 2000 Stock Plan for Mr. Lang. Each of such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report of the Compensation Committee of the Board, the report of the Audit Committee of the Board and the stock performance graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act or under the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee (the "Compensation Committee") of the Company at the direction of the Board has prepared the following report for inclusion in this Proxy Statement. The Compensation Committee is comprised of Messrs. Beitzel, Kaminski, Lang and Lubrano, four non-employee directors who are "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee has the responsibility for all compensation matters concerning the Company's executive officers.

        The Company's executive compensation program is intended to attract and retain highly-qualified senior managers by providing compensation opportunities that reflect the Company's business results and the individual executive's performance. The Compensation Committee believes that these compensation opportunities will motivate management's efforts by ensuring that the rewards received by Company executives are consistent with the achievement of the Company's business objectives and with the value added by management to the stockholders' interests in the Company. The program provides for base salaries that reflect such factors as level of responsibility, internal fairness and external competitiveness, and annual incentive bonus awards that are payable in cash for the achievement of target levels of sales and earnings, strategic acquisitions and other initiatives, introduction of innovative products and services, and the achievement of and progress toward other significant annual financial and operational objectives as determined by the Compensation Committee. In general, the cash compensation of the Company's executive officers approximates the average of compensation paid to executives of appropriate comparator companies who occupy positions of similar responsibilities. The program also provides long-term incentive opportunities in the form of stock options that strengthen the mutuality of economic interest between management and the Company's stockholders and encourage management continuity.

        The following is a discussion of each element of the Company's executive compensation program, including a description of the decisions and actions taken by the Compensation Committee with respect to the 2001 compensation for the Chief Executive Officer (the "CEO") and all executive officers as a group.

Management Compensation Program

        Compensation of the Company's executive officers in the year ended December 31, 2001 (as reflected in the tables that follow with respect to the Named Executive Officers) consisted of the following elements: base salary, annual incentive bonus and the opportunity for stock option grants under the Company's stock option plans. Total annual cash compensation for each executive officer varies each year based on the Company's achievement of its annual objectives and the individual's performance. Stock options to purchase 140,000 shares were granted to executive officers under the 2000 Stock Plan during 2001. In addition, stock options that were previously granted to certain executive officers and employees under the 1994 Stock Plan, the 1996 Stock Plan, the 1997 Stock Plan and the 2000 Stock Plan continue to be outstanding and unexercised. The potential value of previously granted long-term stock options varies based upon the fair market value of the Company's stock.

        With respect to determining the base salary of executive officers, the Compensation Committee takes into consideration a variety of factors, including the executive's level of responsibility and individual performance, the salaries of similar positions in comparable companies and the financial and operational performance of the Company in relation to its objectives and its competitive standing. The Company reviews the results of various industry salary surveys to ensure its understanding of competitive compensation levels and practices in the marketplace. From time to time, the Compensation Committee utilizes the services of a recognized, independent external consulting firm to determine marketplace compensation values and practices, and to assess the reasonableness of the overall compensation program.

        The Company's annual incentive bonus to its executive officers (including the Named Executive Officers) is based on the achievement of objective, financial and operational performance targets and the discretion of the Compensation Committee. These targets may include sales volume, net operating income, accomplishment of certain strategic business initiatives and other performance objectives as may be determined annually. In determining individual incentive bonus awards, the accountability of executive officers and their individual contributions towards the attainment of these objectives are considered. In determining specific awards for the most recent performance year, the Compensation Committee placed considerable emphasis on the Company's sales growth, progress toward achievement of earnings objectives, and new product development. The calculation of the Company's financial and operational performance with respect to the determination of these incentive bonus awards, if any, is made as soon as is practicable after the completion of the Company's fiscal year.

        In addition to cash compensation, the Compensation Committee and the Board believe that providing executive officers with stock ownership opportunities aligns the interests of the executives with other stockholders and encourages the executives' long-term retention in the Company. The long-term incentive element of the Company's management compensation program is therefore in the form of stock option grants.

        On November 5, 2001, the Board awarded incentive stock options ("ISOs") to purchase 34,822 Class A Shares to Ms. Chagnon, who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in installments of 8,155 Class A Shares, 13,333 Class A Shares and 13,334 Class A Shares, respectively, on each of the first, second and third anniversaries of the date of the grant. On November 5, 2001, the Board awarded NQSOs to purchase 5,178 Class A Shares to Ms. Chagnon pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in full on the first anniversary of the date of grant.

        On November 5, 2001, the Board awarded ISOs to purchase 20,000 Class A Shares to John S. Collins, Vice President and Chief Technology Officer of the Company and who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

        On November 5, 2001, the Board awarded ISOs to purchase 20,000 Class A Shares to Sampo Kaasila, Vice President, Research and Development of the Company and who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

        On November 5, 2001, the Board awarded ISOs to purchase 20,000 Class A Shares to Costas Kitsos, Vice President of Engineering of the Company and who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

        On November 5, 2001, the Board awarded ISOs to purchase 6,667 Class A Shares to Sang Lee, Vice President of Sales and Marketing of Pageflex, Inc., a subsidiary of the Company, and who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in full on the third anniversary of the date of grant. On November 5, 2001, the Board awarded NQSOs to purchase 13,333 Class A Shares to Mr. Lee pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common

Stock of the Company on the date of grant, are exercisable for ten years and vest in one-half increments on the first and second anniversaries of the date of the grant.

        On November 5, 2001, the Board awarded ISOs to purchase 20,000 Class A Shares to Mr. Ying, who is a Named Executive Officer, pursuant to the 2000 Stock Plan. Such options have an exercise price equal to the fair market value of the Class A Common Stock of the Company on the date of grant, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of the grant.

        The 1994 Stock Plan, 1996 Stock Plan, 1997 Stock Plan and 2000 Stock Plan are intended to create opportunities for executive officers and other key employees of the Company to acquire a proprietary interest in the Company and thereby enhance their efforts in the service of the Company and its stockholders. In addition, the vesting provisions of such awards (which limit the exercisability of such options for certain periods of time) encourage the continued service and stability of the management team.

Chief Executive Officer Compensation

        Charles Ying, Chairman of the Board and Chief Executive Officer of the Company, is eligible to participate in the same executive compensation programs in which other executive-level employees of the Company participate. His total annual compensation for 2001 (including compensation derived from salary and annual incentive bonus) was determined by the Compensation Committee in consideration of the same performance criteria used to establish pay levels for all other executive-level employees. In particular, Mr. Ying's salary for the year ended December 31, 2001 was at the rate of $150,000 per annum in recognition of the Board's overall satisfaction with his performance and contributions. Mr. Ying, together with the other members of the Company's executive team, elected to forgo a portion of his salary during 2001 as part of a voluntary salary reduction plan. As a result, Mr. Ying was paid $138,461 during the year ended December 31, 2001. The Compensation Committee has determined that Mr. Ying's salary is below the median salary of Chief Executive Officers in a selected group of comparable companies.

Compensation Committee
George B. Beitzel
Amos Kaminski
Michael Lang
David G. Lubrano

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

        Given the current situation at Arthur Andersen LLP, the Audit Committee has deemed it to be in the Company's best interest to investigate alternative auditors for the year ending December 31, 2002. The Company is currently in the process of seeking proposals from Arthur Andersen LLP and some of the largest national independent accounting firms in the United States. Arthur Andersen LLP was the Company's auditors for the year ended December 31, 2001. Until such time as a change in auditors is deemed to be appropriate, Arthur Andersen LLP will continue to be the Company's auditors.

2001 Audit Firm Fee Summary

        During 2001, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

Audit Fees	$96,700
Financial Information Systems Design and Implementation Fees	$0
All Other Fees	$0

        The Audit Committee of the Company (the "Audit Committee") annually considers whether the provisions of non-audit services by the Company's principal auditors is compatible with maintaining auditor independence. In the year ended December 31, 2001, the auditors did not perform any such services.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Messrs. Beitzel, Kaminski and Lubrano, three non-employee directors who are "independent" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee has the responsibility for reviewing the Company's accounting practices, internal accounting controls and financial results and overseas the engagement of the Company's independent auditors.

        The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

        The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

        The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

        Based on the review and discussions referred to in the foregoing three paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

        The Board has adopted a written charter for the Audit Committee, a copy of which was attached to the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission on April 30, 2001.

Audit Committee
George B. Beitzel
Amos Kaminski
David G. Lubrano

EXECUTIVE OFFICERS

        The Company's executive officers and their ages as of April 8, 2002 are as follows:

NAME	AGE	POSITION WITH THE COMPANY
Charles Ying	55	Chairman of the Board, Chief Executive Officer and Director
Anna M. Chagnon	35	President, Chief Financial Officer, Chief Operating Officer and General Counsel
John S. Collins	62	Vice President and Chief Technology Officer
Sampo Kaasila	42	Vice President, Research and Development
Costas Kitsos	41	Vice President of Engineering
Sang Lee	39	Vice President of Sales and Marketing, Pageflex, Inc.

        Charles Ying has been Chief Executive Officer of the Company since May 1997 and Chairman of the Board of Directors since April 1997. From January 1992 to January 1996, Mr. Ying served as Chief Executive Officer of Information International Inc., a corporation engaged in the business of designing, manufacturing and marketing computer-based systems that automate document production and publishing. Mr. Ying also serves as a member of the Board of Directors of NodeWarrior Networks Inc., an Internet Service Provider located in Los Angeles, California. Mr. Ying holds a B.S. and M.S. in Electrical Engineering from the Massachusetts Institute of Technology.

        Anna M. Chagnon has served as President of the Company since June 2000 and as Chief Operating Officer, Chief Financial Officer and General Counsel of the Company since August 1998. She previously served as Executive Vice President from August 1998 to June 2000. From July 1997 to August 1998, she served in various positions at the Company including Vice President, Finance and Administration, Chief Financial Officer and General Counsel, and Vice President and General Counsel. From November of 1996 to July 1997, Ms. Chagnon was Counsel to Progress Software Corporation, a developer and worldwide supplier of solutions to build, deploy and manage applications across Internet, client/server and host/terminal computing environments. From August 1994 to November 1996 she was an attorney for the Boston law firm of Peabody & Arnold LLP where she specialized in corporate, securities, finance and intellectual property law. She holds a Bachelor of Science degree, summa cum laude, from Northeastern University and a Juris Doctor degree from Boalt Hall School of Law of the University of California at Berkeley.

        John S. Collins has been Vice President and Chief Technology Officer since August 1998. From 1988 to August 1998, he served as Vice President of Engineering. Mr. Collins was the inventor or a co-inventor of a number of the patents held by the Company relating to font imaging technology. He is the principal inventor of the Company's TrueDoc technology. Mr. Collins holds a B.Sc. and a Ph.D. in Electrical Engineering from the University of London.

        Sampo Kaasila has served as Vice President, Research and Development, of the Company since November 2001. Mr. Kaasila serves as the principal architect of the Company's Font Fusion and ThunderHawk products. From November 1998, when Mr. Kaasila joined Bitstream upon the acquisition of Type Solutions, Inc., to November 2001, he served as Director of Research and Development, Type Solutions. From August 1989 to November 1998, he was a founder and President of Type Solutions, Inc., a leading developer of font technologies including T2K™, a font renderer which provides an object oriented design, advanced architecture and algorithms, and a clean API resulting in maximum reliability, performance, and easy integration. From August 1987 to August 1989, Mr. Kaasila worked at Apple Computer, Inc. and was the lead engineer and inventor of the TrueType technology now part of every MacIntosh and Windows PC. Mr. Kaasila holds a Masters Degree in Electrical Engineering from the Royal Institute of Technology in Stockholm, Sweden where he graduated first in his class in January 1983.

        Costas Kitsos has been Vice President of Engineering since November 1999. Mr. Kitsos serves as principle architect of the Pageflex Mpower and Persona products, and is also the technical lead for the Company's end user type application products. From October 1998 to November 1999, he served as Director of Research and Development of the Company. From November 1996 to October 1998, he was a Senior Software Engineer at the Company. Mr. Kitsos is a veteran software developer with over ten years of experience in type and publishing application development. From May 1987 to November 1996, Mr. Kitsos headed IconWorks, which developed award winning type applications and offered consulting services on end user programs and graphical user interfaces. He holds a Masters degree from the University of California, Los Angeles.

        Sang Lee has been Vice President of Sales and Marketing of Pageflex, Inc., a subsidiary of the Company ("Pageflex"), since September 2000. Mr. Lee joined Pageflex as Vice President of Business Development in February 2000. From January 1998 to January 2000, Mr. Lee was a Director of Strategic Business Development of Adobe Systems Incorporated, where he was responsible for developing strategy to drive new products into expanded business segments. From May 1997 to January 1998, Mr. Lee served as a director of Engineering for Adobe. From September 1994 to October 1996, Mr. Lee was President and Chief Operating Officer of Harlequin, Incorporated, a globally distributed software development company in the areas of development tools, PostScript interpreter applications, data mining, and adaptive systems.

Other Key Personnel

        Jeffrey Caruso has worked for the Company and its predecessors since August 1998. He serves as the Company's "Rocket Scientist," assigned to the team developing the NuDoc composition engine, and is the Company's representative to the XSL Working Group. From September 1996 to July 1998, he taught courses and performed research in pure and applied mathematics at Cambridge University in England. From July 1991 to January 1996 he was Chief Scientist of Information International, Inc., continuing in that role at Autologic Information International until September 1996. From June 1987 to June 1991, Dr. Caruso was a key member of the development team at Archetype, Inc., during which time it developed the original Document Engine. From June 1985 to June 1987 he was Software Manager of Drane Associates in Nashua, New Hampshire, and from October 1983 to June 1985 he was a Senior Computer Scientist for Carlisle Systems, Inc. Prior to Carlisle Systems, he was a founding employee and principal developer at Atex Media Solutions, Inc., and developed the original editing and operating system software of the Atex publishing system. Dr. Caruso holds a Ph.D. in Mathematics from the University of Chicago, and a B.S. in Mathematics from the Massachusetts Institute of Technology.

        Eric Mohr has served as architect of the NuDoc engine and Director of NuDoc Development of the Company and its predecessors since 1993. He coordinates NuDoc design and development, enabling both the Company and its customers to create state-of-the-art publishing applications. He received his PhD in Computer Science from Yale University in 1991, and has published 5 articles in Computer Science journals and conference proceedings.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain summary information concerning compensation by the Company to its Chief Executive Officer (the "CEO") during the year ended December 31, 2001 and the five most highly compensated executive officers other than the CEO who were serving as executive officers on December 31, 2001 whose aggregate salary and bonus exceeded $100,000 for the year ended December 31, 2001 (together with the CEO, the "Named Executive Officers").

						Long Term Compensation
				Annual Compensation		Awards
Name and Principal Position	Year	Salary($)		Bonus($)	Other Annual Compensation($)	Securities Underlying Options/ Warrants(#)(1)		All Other Compensation($)(2)
Charles Ying Chief Executive Officer	2001 2000 1999	138,466 150,000 147,692		— — —	— — —	20,000 — —	(3)	— — —
Anna M. Chagnon President, Chief Financial Officer and Chief Operating Officer	2001 2000 1999	166,154 141,539 139,769		— 50,000 65,000	— — —	40,000 50,000 50,000	(4) (5) (6)	5,100 5,746 3,870
John S. Collins Vice President and Chief Technology Officer	2001 2000 1999	129,231 130,385 130,000		— 10,000 10,000	— — —	20,000 10,000 —	(7) (8)	59,701 4,212 3,750	(18)
Sampo Kaasila Vice President of Research and Development	2001 2000 1999	129,231 120,769 120,000		— 30,000 30,000	— — —	20,000 25,000 100,000	(9) (10) (11)	4,777 3,623 1,938
Costas Kitsos Vice President of Engineering	2001 2000 1999	143,077 121,346 111,346		— 30,000 25,000	— — —	20,000 50,000 30,000	(12) (13) (14)	5,100 4,540 3,964
Sang Lee Vice President of Sales and Marketing, Pageflex	2001 2000 1999	147,692 116,154 —	(16)	— 30,000 —	— — —	20,000 100,000 —	(15) (17)	5,100 3,485 —

(1)
The Company did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive plan payouts during the years ended December 31, 1999, December 31, 2000 and December 31, 2001.

(2)
Represents matching contributions by the Company for the account of the Named Executive Officer under the Company's 401(k) Plan unless otherwise noted.

(3)
Represents options to purchase 20,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(4)
Represents options to purchase 40,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 13,333 shares, 13,333 shares and 13,334 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(5)
Represents options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 11, 2010 and vest in installments of 16,666 shares, 16,667 shares and 16,667 shares, respectively, on the first, second and third anniversaries of the date of grant.

(6)
Represents options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (November 4, 1999). These options expire on November 4, 2009 and vest in installments of 16,666 shares, 16,667 shares and 16,667 shares, respectively, on the first, second and third anniversaries of the date of grant.

(7)
Represents options to purchase 20,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(8)
Represents options to purchase 10,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 11, 2010 and vest in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, on the first, second and third anniversaries of the date of grant.

(9)
Represents options to purchase 20,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(10)
Represents options to purchase 25,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 11, 2010 and vest in installments of 8,333 shares, 8,333 shares and 8,334 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(11)
Represents options to purchase 100,000 shares of Class A Common Stock with an exercise price of $1.59 per share, which was the fair market value of the shares on the date of grant (January 25, 1999). These options expire on January 25, 2009 and vest in installments of 33,333 shares, 33,333 shares and 33,334 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(12)
Represents options to purchase 20,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(13)
Represents options to purchase 50,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 11, 2010 and vest in installments of 16,666 shares, 16,667 shares and 16,667 shares, respectively, on the first, second and third anniversaries of the date of grant.

(14)
Represents options to purchase 30,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (November 4, 1999). These options expire on November 4, 2009 and vest in installments of 10,000 shares, 10,000 shares and 10,000 shares, respectively, on the first, second and third anniversaries of the date of grant.

(15)
Represents options to purchase 20,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(16)
Mr. Lee started at the Company on February 7, 2000.

(17)
Represents (i) options to purchase 25,000 shares of Class A Common Stock with an exercise price of $8.813 per share, which was the fair market value of the shares on the date of grant (February 11, 2000). These options expire on February 11, 2010 and vest in installments of 8,333 shares, 8,333 shares and 8,334 shares, respectively, on the first, second and third anniversaries of the date of the grant; and (ii) options to purchase 75,000 shares of Class A Common Stock with an exercise price of $2.031 per share, which was the fair market value of the shares on the date of grant (December 11, 2000). These options expire on December 11, 2010 and vest in installments of 25,000 shares, 25,000 shares and 25,000 shares, respectively, on the first, second and third anniversaries of the date of the grant.

(18)
Represents (i) $4,177 in matching contributions by the Company for the account of Mr. Collins under the Company 401(k) Plan and (ii) $55,524 in compensation attributable to the exercise of 19,830 warrants during 2001 calculated at the number of shares of exercised times the fair market value ($3.70) on the date of exercise (August 6, 2001) less the exercise price ($0.90).

        All of the Company's Named Executive Officers are employed on an at-will basis and none of the Named Executive Officers is party to any employment agreements with the Company. Each of the executive officers may also receive discretionary bonuses as may be determined by the Compensation Committee.

Option Grants in Last Fiscal Year

        The following table shows all options granted to each of the Named Executive Officers of the Company during the fiscal year ended December 31, 2001 and the potential value of stock price appreciation rates, 5% and 10%, over the ten year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by the Securities and Exchange Commission and are not intended to forecast possible future actual appreciation, if any, in the Company's stock prices. The Company did not use an alternative present value formula permitted by the Securities and Exchange

Commission because the Company is not aware of any such formula that can determine with reasonable accuracy the present value based on future unknown or volatile factors.

		Individual Grants
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name			Exercise or Base Price ($/Sh)
				Exp. Date	5%($)(3)	10%($)(3)
Charles Ying	20,000(1)	5.36%	$3.96	11/05/2011	$49,808	$126,224
Anna M. Chagnon	40,000(2)	10.71%	$3.96	11/05/2011	$99,617	$252,449
John S. Collins	20,000(1)	5.36%	$3.96	11/05/2011	$49,808	$126,224
Sampo Kaasila	20,000(1)	5.36%	$3.96	11/05/2011	$49,808	$126,224
Costas Kitsos	20,000(1)	5.36%	$3.96	11/05/2011	$49,808	$126,224
Sang Lee	20,000(1)	5.36%	$3.96	11/05/2011	$49,808	$126,224

(1)
These are options to purchase 20,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, on the first, second and third anniversaries of the date of grant.

(2)
These are options to purchase 40,000 shares of Class A Common Stock with an exercise price of $3.96 per share, which was the fair market value of the shares on the date of grant (November 5, 2001). These options expire on November 5, 2011 and vest in installments of 13,333 shares, 13,333 shares and 13,334 shares, respectively, on the first, second and third anniversaries of the date of grant.

(3)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed rates of share price appreciation set by the Securities and Exchange Commission of five percent and ten percent compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent on the performance of the Class A Common Stock and the date on which the option is exercised. There can be no assurance that the amounts reflected will be achieved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to the exercise of options by the Named Executive Officers during the year ended December 31, 2001 and unexercised options held as of the end of that year.

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Charles Ying	—	—	450,000	20,000	$2,205,750	$58,000
Anna M. Chagnon	3,000	14,553	146,999	90,001	$748,712	$357,448
John S. Collins	19,830	55,524	143,444	26,667	$729,294	$90,194
Sampo Kaasila	—	—	74,999	70,001	$391,568	$314,152
Costas Kitsos	—	—	66,666	63,334	$330,395	$267,253
Sang Lee	—	—	33,332	86,668	$120,715	$299,445

(1)
Value realized equals fair market value on the date of exercise, less the exercise price, times the number of shares acquired, without deducting taxes or commissions paid by employee.

(2)
Value of unexercised options equals fair market value of the shares underlying in-the-money options at December 31, 2001 ($6.86 per share), which was the last trading day of the Company's fiscal year, less the exercise price, times the number of options outstanding.

SUBSIDIARY OPTION GRANTS TO DIRECTORS AND NAMED EXECUTIVE OFFICERS

Pageflex Option Grants

        On July 20, 2001, the Board, pursuant to the 2000 Stock Plan of Pageflex, awarded NQSOs to purchase 50,000 shares of the common stock of Pageflex to Mr. Michael Lang. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of grant.

MyFonts.com, Inc. ("MyFonts.com") Option Grants

        On July 20, 2001, the Board, pursuant to the 2000 Stock Plan of MyFonts.com, awarded NQSOs to purchase 50,000 shares of the common stock of MyFonts.com to Mr. Michael Lang. Such options have an exercise price of $0.40, are exercisable for ten years and vest in one-third increments on each of the first, second and third anniversaries of the date of grant.

EXECUTIVE AGREEMENTS

Compensation Committee Interlocks and Insider Participation

        During the year ended December 31, 2001, Messrs. Beitzel, Kaminski, Lang and Lubrano fulfilled all functions of the Compensation Committee with regard to determining compensation of executive officers of the Company.

STOCK PERFORMANCE GRAPH

        The line graph below compares the percentage change in cumulative total stockholder return on the Class A Common Stock assuming an investment of $100 on October 30, 1996, the date on which the Class A Common Stock was first publicly traded, with the total cumulative return of the Total Return Index for the Nasdaq Stock Market (US) and the Nasdaq Computer & Data Processing Services Stock Index for the period from October 31, 1996 to December 31, 2001. The Class A Common Stock was sold in its initial public offering at a price of $6.00, and the closing sales price of the Class A Common Stock on the Nasdaq National Market on December 31, 2001 was $6.86.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG BITSTREAM INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

  *
  $100 INVESTED ON 12/31/96 IN STOCK OR INDEX—
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information as of April 8, 2002, with respect to the Class A Common Stock of the Company owned or deemed beneficially owned as determined under the rules of the Securities and Exchange Commission, directly or indirectly, by each stockholder known to the Company to own beneficially more than 5% of the Company's Class A Common Stock, by each director, by the executive officers named in the Summary Compensation Table included elsewhere herein, and by all directors and executive officers of the Company and its subsidiaries as a group. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Class A Common Stock of the Company if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within 60 days of April 8, 2002. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

Name and Address (2)	Number (1)	Percent of Common Stock (1)
Directors and Executive Officers
Charles Ying (3)	535,291	6.03%
David G. Lubrano (4) 94 Otis Street Hingham, Massachusetts 02043	363,042	4.19%
Amos Kaminski (5) c/o Interfid Ltd. 150 E. 58th Street, 27th Floor New York, New York 10155-2798	381,264	4.17%
George B. Beitzel (6) 29 King Street Chappaqua, New York 10514	341,332	3.94%
John S. Collins (7)	164,162	1.91%
Anna M. Chagnon (8)	155,399	1.81%
Sampo Kaasila (9)	127,333	1.49%
Costas Kitsos (10)	66,666	*
Sang Lee (11)	41,665	*
Michael Lang (12)	16,100	*
All directors and executive officers as a group (10 persons) (3)(4)(5)(6)(7)(8)(9)(10)(11)(12)	2,172,254	21.51%

*
Less than one percent

(1)
Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The information presented with respect to the Principal Stockholders is based on reports of beneficial ownership on Schedules 13D and 13G delivered to the Company pursuant to the Exchange Act and such other information as may have been provided to the Company by any such Principal Stockholder. In accordance with the rules of the Securities and Exchange Commission, Class A Common Stock subject to stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 8, 2002, are deemed outstanding for computing the share ownership and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)
Unless otherwise indicated, the address of the officer listed is: c/o Bitstream Inc., 215 First Street, Cambridge, MA 02142.

(3)
Includes 450,000 shares issuable to Mr. Ying upon the exercise of options.

(4)
Includes 20,687 shares and 214,000 shares issuable to Mr. Lubrano upon the exercise of warrants and options, respectively.

(5)
Includes 21,154 shares and 214,000 shares issuable to Mr. Kaminski upon the exercise of warrants and options, respectively. Also includes 1,110 shares issuable upon the exercise of warrants and 20,000 shares of Class A Common Stock held of record by Interfid Ltd. of which Mr. Kaminski is President and a director and, therefore, Mr. Kaminski may be deemed a beneficial owner of such shares.

(6)
Includes 20,776 shares and 214,000 shares issuable to Mr. Beitzel upon the exercise of warrants and options, respectively. Also includes 524 shares issuable upon the exercise of warrants, all held of record by the Beitzel Family Trust. Since Mr. Beitzel and his family are the beneficiaries of the Beitzel Family Trust and Mr. Beitzel's wife and children share voting power therein, Mr. Beitzel may be deemed beneficial owner of such shares.

(7)
Includes 111 shares and 143,333 shares issuable to Mr. Collins upon the exercise of warrants and options, respectively, and 20,718 shares held by Mr. Collins and his wife as joint tenants

(8)
Includes 146,999 shares issuable to Ms. Chagnon upon the exercise of options. Also includes 1,000 shares issuable upon the exercise of options held of record by Michael Chagnon, an employee of the Company and Ms. Chagnon's spouse, and, therefore, Ms. Chagnon may be deemed a beneficial owner of such shares and 4,400 shares held by Ms. Chagnon and her husband as joint tenants.

(9)
Includes 108,333 shares issuable to Mr. Kaasila upon the exercise of options and 19,000 shares held by Mr. Kaasila and his wife as joint tenants.

(10)
Includes 66,666 shares issuable to Mr. Kitsos upon the exercise of options.

(11)
Includes 41,665 shares issuable to Mr. Lee upon the exercise of options.

(12)
Includes 16,100 shares held in trust for Mr. Lang's minor children, of which Mr. Lang may be deemed a beneficial owner of such shares.

        The Company is not aware of any arrangements including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires directors, executive officers and stockholders who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission and the NASDAQ reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company.

        Based solely on a review of the copies of such forms received by it, and on written representations from certain reporting persons, the Company believes that with respect to the year ended December 31, 2001, its directors, officers and ten-percent stockholders complied with all Section 16(a) filing requirements.

        The Company is not aware of any other late filings pursuant to Section 16(a) of the Exchange Act.

DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        Proposals of security holders intended to be presented at the next Annual Meeting of Stockholders of the Company to be held during 2003, pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive office in Cambridge, Massachusetts before December 20, 2002 for inclusion in the Company's proxy and proxy statement relating to said meeting. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission. For non-Rule 14a-8 proposals, the Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Secretary of the Company at its principal executive office not less than the earlier of 45 days before the date on which the Company first mailed its proxy materials for the preceding year's Annual Meeting of Stockholders (if such proxy materials were mailed) and for 60 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders, nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a security holder fails to notify the Company, pursuant to the requirements of the advance notice provisions of the By-laws, of a non-Rule 14a-8 stockholder proposal which it intends to submit at the Company's next Annual Meeting of Stockholders of the Company to be held during 2003, the proxy solicited by the Board with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

ANNUAL REPORT

        The Company's Annual Report to Stockholders, including financial statements, for the year ended December 31, 2001 is being furnished to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report to Stockholders does not, however, constitute a part of the proxy soliciting material.

OTHER MATTERS

        As of the date of this Proxy Statement, the management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Stockholders and Proxy Statement which may come before the Meeting. Should any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment on such matters.

FORM 10-K AVAILABLE

        The Annual Report of the Company filed with the Securities and Exchange Commission on Form 10-K, which includes consolidated financial statements and financial statement schedules for the Company and its subsidiaries, is available to stockholders without charge upon written request to the President and General Counsel of the Company at 215 First Street, Cambridge, Massachusetts 02142.

DETACH HERE

BITSTREAM INC.

        The undersigned hereby appoints Charles Ying and Anna Chagnon, or either of them, proxies of the undersigned with full power of substitution, to vote all shares of Class A Common Stock, $0.01 par value ("Class A Common Stock") of Bitstream Inc. (the "Company") held of record by the undersigned on April 8, 2002, at the Company's Annual Meeting of Stockholders to be held May 21, 2002 and at any adjournment thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

INTERNET ACCESS IS HERE!

Bitstream Inc. is pleased to announce that registered shareholders now have an innovative and secure means of accessing and managing their registered accounts on-line. This easy-to-use service is only a click away at:

http://www.equiserve.com

In order to access your account and request your temporary password (or PIN), you will need your Social Security number, and Issue ID (158210). Please click on the "Account Access" tab and follow the instructions and a temporary password will be mailed to your address of record.

DETACH HERE

☒ Please mark
votes as in
this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ITEM (1) AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

FOR AGAINST ABSTAIN
1. Election of Directors	2. In their discretion, ☐ ☐ ☐
Nominees: (01) George B. Beitzel, (02) Amos Kaminski, (03) Michael Lang, (04) David G. Lubrano and (05) Charles Ying	the proxies are authorized to vote upon such matters as may properly come before the meeting or any postponement or adjournment thereof.
FOR ☐ ☐ WITHHELD
The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms the said attorneys, agents, proxies, their substitutes or any of them may lawfully do by virtue thereof.
MARK HERE ☐ FOR ADDRESS CHANGE AND NOTE BELOW	Please date, sign and return this Proxy Card in the enclosed envelope. No postage required if mailed in the United States.
☐ For all nominees except as noted above
Please date this Proxy and sign your name exactly as it appears hereon. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. If a partnership, please sign in partnership name by authorized persons.

Signature:	Date:	Signature:	Date:

QuickLinks

RETURN OF PROXIES
PROXY STATEMENT
SOLICITATION OF PROXIES
SHARES OUTSTANDING AND VOTING RIGHTS
PROPOSAL NO. 1—ELECTION OF DIRECTORS
NOMINEES FOR DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT
2001 Audit Firm Fee Summary
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUBSIDIARY OPTION GRANTS TO DIRECTORS AND NAMED EXECUTIVE OFFICERS
EXECUTIVE AGREEMENTS
STOCK PERFORMANCE GRAPH
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
FORM 10-K AVAILABLE
BITSTREAM INC.
INTERNET ACCESS IS HERE!